SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report: February 20, 2004


                                TRUDY CORPORATION
                                 353 Main Avenue
                           Norwalk, Connecticut 06851


                           Commission File No. 0-16056

                      Incorporated in the State of Delaware

                      Federal Identification No. 06-1007765


                            Telephone: (203) 846-2274


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Item 5.  Other Events.

         The Registrant announced the election of Patty Sullivan to its Board of Directors. Ms Sullivan is founder and member of p.s. ink, consultant to children's licensors and publishers. Previous positions held by Ms. Sullivan include Executive Vice President of Golden Books, responsible for publishing, sales and marketing and managing a full range of licenses; 14 years at Random House where she laid the groundwork for a new children's business unit as Senior Vice President of Sales and Marketing; and Senior Vice President and Publisher at Simon & Schuster, where she launched Nickelodeon Books.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       TRUDY CORPORATION


Date:   February 20, 2003              By  /s/ WILLIAM W. BURNHAM
                                           -------------------------------------
                                           William W. Burnham,
                                           Chief Executive Officer and
                                           Acting Chief Financial Officer
                                           of the Company